As filed with the Securities and Exchange Commission on September 17 , 2021

1933 Act Registration No. 333-258685

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[X]	Pre-Effective	[ ]	Post-Effective
	Amendment No. 2		Amendment No.

F/m Funds Trust

(Exact Name of Registrant as Specified in Charter)

(513) 587-3400

Area Code and Telephone Number

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Linda J. Hoard, Esq.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

John L. Chilton, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Arie J. Heijkoop, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Investor Class and Institutional Class shares of beneficial interest, no par value per share, of the Registrant’s F/m Investments Large Cap Focused Fund.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

 1-888-553-4233

On behalf of

F/m Investments Large Cap Focused Fund

September ___, 2021

Dear Valued Shareholder:

A Special Meeting of Shareholders of the F/m Investments Large Cap Focused Fund series of M3Sixty Funds Trust (the “Acquired Fund”) has been scheduled for Monday, October 18, 2021 (the “Special Meeting”). The Acquired Fund proposes to reorganize into the F/m Investments Large Cap Focused Fund series of F/m Funds Trust (the “Acquiring Fund”). F/m Investments, LLC, the investment adviser to the Acquired Fund (“FMI”), will serve as investment adviser to the Acquiring Fund. The Acquired Fund and the Acquiring Fund have the same investment objectives, principal investment strategies, and fundamental limitations and substantially similar risks. Further, it is expected that the Acquiring Fund will be managed by Alexander Morris and Francisco Bido, the portfolio managers that currently manage the Acquired Fund.

Proposed Reorganization

Shareholders of the Acquired Fund are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) under which the Acquired Fund will be reorganized into a corresponding newly created series (the “Acquiring Fund”) of F/m Funds Trust (“FMFT”). The Reorganization Agreement will provide for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

As described further below, in order to implement the Reorganization, FMFT will establish the Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization. The Reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

M3Sixty Funds Trust		F/m Funds Trust
F/m Investments Large Cap Focused Fund		F/m Investments Large Cap Focused Fund
Investor Class Shares Institutional Class Shares	→ →	Investor Class Shares Institutional Class Shares

The investment objective, strategies, and policies of the Acquiring Fund and the Acquired Fund are the same, as further described in the attached Proxy Statement/Prospectus. If the Reorganization is approved, FMI will serve as the investment adviser to the Acquiring Fund, responsible for the day-to-day management of the Acquiring Fund’s portfolio. The same portfolio managers for the Acquired Fund prior to the

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Reorganization are expected to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization. As a result, the day-to-day management of the Acquiring Fund following the Reorganization will not change the way your investment assets are managed.

If the Reorganization is not approved by the Acquired Fund shareholders, then the Reorganization will not be implemented. In such case, the Board of Trustees of M3Sixty Funds Trust (the “Board”) will consider what further actions to take with respect to the Acquired Fund, including potentially liquidating the Acquired Fund.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-888-553-4233. If you were a shareholder of record of the Acquired Fund as of the close of business on August 17, 2021, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via one of the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone or voting through the Internet. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy later through the toll-free number or the Internet address listed in the enclosed voting instructions.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

Thank you for taking the time to consider this important proposal and for your continuing investment in the F/m Investments Large Cap Focused Fund.

Sincerely,

/s/ Randall K. Linscott

Randall K. Linscott

President

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M3Sixty Funds Trust

F/m Investments Large Cap Focused Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

 1-888-553-4233

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD October 18, 2021

M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the F/m Investments Large Cap Focused Fund, a series of the Trust, on October 18, 2021, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, Ohio 45246 at 10:00 a.m. Eastern time. As we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we plan to announce any such updates on our proxy website vote.proxyonline.com/m3sixty/docs, and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, if in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the proposals below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the F/m Investments Large Cap Focused Fund (the “Acquired Fund”) to the F/m Investments Large Cap Focused Fund (the “Acquiring Fund”), a newly created series of F/m Funds Trust (“FMFT”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholder’s holdings of shares of the Acquired Fund;

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on August 17, 2021, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote via one of the options listed on your proxy card. You may vote by completing, dating, and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later

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date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of M3Sixty Funds Trust

/s/ Randall K. Linscott

Randall K. Linscott

President

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M3Sixty Funds Trust

F/m Investments Large Cap Focused Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

 1-888-553-4233

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the F/m Investments Large Cap Focused Fund (the “Acquired Fund”), a series of M3Sixty Funds Trust (the “Trust”) at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for the F/m Investments Large Cap Focused Fund (the “Acquiring Fund”), a new series of F/m Funds Trust (“FMFT”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to the Acquired Fund (the “Reorganization Agreement”) between the Trust and FMFT (the form of which is attached as Appendix A) that provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the subsequent distribution of those Acquiring Fund shares by the Acquired Fund in liquidation of the Acquired Fund (the “Reorganization”) (Proposal 1). The Board of Trustees of the Trust (the “Board”) is recommending that shareholders of the Acquired Fund approve the Reorganization Agreement. Approval by the shareholders of the Acquired Fund is needed to proceed with the Reorganization. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement, and a proxy card.

Question: Why is the Acquired Fund reorganizing into the Acquiring Fund?

Answer: F/m Investments, LLC (“FMI”) serves as the sub-adviser to three series of FMFT and Alexander Morris, one of the portfolio managers to the Acquired Fund, serves as an interested trustee on the FMFT Board of Trustees. FMI believes that by consolidating all its funds into a single, dedicated trust, FMI will be better positioned to grow fund assets, have more flexibility to acquire or launch new products, and the Acquired Fund and its shareholders will benefit from reorganizing into FMFT by potentially experiencing economies of scale as part of a larger fund complex. In addition, FMI believes reorganizing into FMFT may provide the Acquired Fund with enhanced distribution opportunities that may provide the potential to increase the Acquired Fund’s assets in the future, which could potentially add size and scale, and result in decreased operating expenses over the long term.

FMI made a recommendation to the Trust’s Board of Trustees (the “Board”) to approve the Reorganization. The Board approved the Reorganization after concluding that the implementation of the Reorganization is in the best interests of the Acquired Fund and its shareholders.

Question: Who will manage the Acquiring Fund?

Answer: If the Reorganization is approved, FMI will serve as the investment adviser to the Acquiring Fund. The same portfolio managers for the Acquired Fund prior to the Reorganization are expected to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the

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Reorganization. As a result, the Reorganization will not change the way your investment assets are managed.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Reorganization Agreement, the Acquired Fund will transfer all its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately before the Reorganization. Investor Class Shares of the Acquired Fund will be exchanged for Investor Class Shares of the Acquiring Fund and Institutional Class Shares of the Acquired Fund will be exchanged for Institutional Class Shares of the Acquiring Fund.

If the Reorganization is carried out as proposed, the transaction is not expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

If the Reorganization Agreement is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization is expected to occur in the fourth quarter of 2021.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and investment strategies as the Acquired Fund, as further described in the attached Proxy Statement. In addition, FMI will serve as investment adviser to the Acquiring Fund, responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization. As a result, the Acquiring Fund will be managed in substantially the same way as the Acquired Fund. The primary differences will be (1) the Acquiring Fund will be series of FMFT instead of the Trust; (2) the service providers that provide Third Party Service Arrangements (as defined below) to the Acquiring Fund will be different; (3) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund; and (4) there will be certain differences in fee arrangements, although the total annual operating expenses net of waivers for the Acquiring Fund is expected to be the same as the total annual operating expenses net of waivers of the Acquired Fund for at least two years from the date of the Reorganization. The Acquired Fund will be the accounting survivor of the Reorganization and the Acquiring Fund will assume the performance history of the Acquired Fund at the closing of the Reorganization.

You will receive shares of the Acquiring Fund corresponding in class to your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of those shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

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Question: Will the Board and Service Providers Change?

Answer: Yes. The Trust and FMFT have different boards of trustees and officers. The Trust and FMFT also have different arrangements for custody, administration, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and FMFT by the following:

	Trust	FMFT
Administrator	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Distributor	Matrix 360 Distributors, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Transfer Agent	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Custodian	MUFG Union Bank®, N.A. 350 California Street, Suite 2018 San Francisco, California 94104	US Bank, NA 425 Walnut Street Cincinnati, Ohio 45202
Legal Counsel	Strauss Troy Co., LPA 150 E. 4th Street Cincinnati, Ohio 45202	Sullivan & Worcester LLP 1666 K Street NW, Suite 700 Washington, D.C. 20006

Question: How will the proposed Reorganization affect the fees and expenses that I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will pay FMI the same annual advisory fee rate currently paid by the Acquired Fund. Following the Reorganization, the total annual fund operating fees and expenses of the Acquiring Fund before waivers are expected to be 0.13% and 0.04% lower than the total annual fund operating fees and expenses of the corresponding Acquired Fund before waivers for the Institutional and Investor Class shares, respectively. In addition, FMI has agreed, for a period of two years from the date of the Reorganization, to maintain expense limitations for the Acquiring Fund that will have the same economic effect as the expense limitation currently in place for the Acquired Fund. FMI is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by FMI to the Acquiring Fund for a period ending three years after the date of the waiver or payment, if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments made are satisfied first. In addition, FMI has the right to

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reimbursement from the Acquiring Fund amounts up to the aggregate amount that FMI had waived or reimbursed the Acquired Fund under an expense limitation agreement with the Acquired Fund for the three-year period following each fee waiver or expenses reimbursement. Such reimbursements will only be available for three years after the Reorganization, and the aggregate which may potentially be reimbursed as of June 30, 2021 is approximately $264,645, but only if such reimbursement can be achieved without exceeding the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the recoupment. FMI does not have the right to be reimbursed the amount of fees waived or expenses paid by FMI in excess of the aggregate amount waived or reimbursed to the Acquired Fund by FMI. Any expense limitation agreement with the Acquiring Fund may not be terminated prior to October 31, 2023 without the consent of the FMFT Board.

Question: Will there be any changes in the purchase and redemption procedures or investment minimums?

Answer: Although the service providers for the Acquiring Fund are different from the service providers for the Acquired Fund, they generally operate the same. Shares for both the Acquired Fund and the Acquiring Fund may be purchased by mail, by phone, by wire, or from your dealer, financial adviser, or other financial intermediary. The investment minimums for the Acquiring Fund’s Investor Class shares and Institutional Class shares are the same as the investment minimum for the Acquired Fund’s Investor Class shares and Institutional Class shares. Both the Acquired Fund and the Acquiring Fund allow for redemption requests to be made by mail or telephone as well as payments in the form of check or federal wire transfer. The Acquiring Fund charges a $15 fee on wire redemptions whereas, the Acquired Fund does not charge a wire redemption fee.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the U.S. Securities and Exchange Commission (the “SEC”) after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: What will happen if the Reorganization is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented and the Acquired Fund will continue to operate as a series of the Trust. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including re-soliciting shareholders or potentially liquidating the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response by voting and mailing the enclosed proxy card (or voting by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

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Question: What is the Board’s recommendation with respect to the Proposal?

Answer: After careful consideration and upon the recommendation of FMI, the Board unanimously approved the Reorganization Agreement, and authorized the solicitation of proxies on the proposal. The Board recommends that the shareholders of the Acquired Fund vote “FOR” the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: FMI will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, regardless of whether the Reorganization occurs, which are estimated to be $128,968. The Acquired Fund and Acquiring Fund will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person by attending the Special Meeting on October 18, 2021. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Whom do I call if I have questions?

Answer: Please call 1-888-553-4233 if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern Time.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

September__, 2021

FOR THE REORGANIZATION OF

F/m Investments Large Cap Focused Fund

a series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

1-888-553-4233

INTO

F/m Investments Large Cap Focused fund

a series of F/m Funds Trust

225 Pictoria Drive Suite 450

Cincinnati Ohio 45246

 1-800-292-6775

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Large Cap Focused Fund series of the Trust (the “Acquired Fund”), to be held at the offices of Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on October 18, 2021 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote separately upon the proposal below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the F/m Investments Large Cap Focused Fund ( the “Acquired Fund”) to the F/m Investments Large Cap Focused Fund (the “Acquiring Fund”), a newly created series of F/m Funds Trust (“FMFT”), in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholder’s holdings of shares of the Acquired Fund;

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.
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Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy later through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee, or other institution, you should provide instructions to your broker, bank, nominee, or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee, or other institution, you must provide a legal proxy from that institution to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of FMFT, an open-end management investment company registered with the SEC and organized as an Ohio business trust.

The following documents for the Acquired Fund have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement): These documents have been previously made available to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-888-553-4233.

●	Prospectus and Statement of Additional Information dated October 28, 2020, as amended, SEC File Nos. 333-206491 and 811-23089; and

●	Annual Report to Shareholders for Fiscal Year Ended June 30, 2021, SEC File No. 811-23089.

The following documents for the Acquiring Fund have been filed with the SEC and are also incorporated into this Proxy Statement by reference.

●	Prospectus and Statement of Additional Information dated September 9, 2021, SEC File Nos. 333-180717 and 811-22691.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. The Acquiring Fund’s Prospectus accompanies this Proxy Statement. Additional information about the Acquiring Fund is set forth in the Statement of Additional Information dated September 9, 2021, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information for the Acquiring Fund has been filed with the SEC and is available without charge, upon request by calling 1-800-292-6775 or by writing to Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Fund at this time.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held at 10:00 a.m. Eastern Time on October 18, 2021. This Proxy Statement was mailed to shareholders on or about September __, 2021 and is available on the Internet at https://www.fm-funds.com. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-888-553-4233. Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern Time.

Date: September__, 2021

The shares offered by this Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal. The SEC has not approved or disapproved these securities, or passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

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Table of Contents

I.	Proposal 1 To Approve the Agreement and Plan of Reorganization	4
A.	Overview	4
B.	Comparison Fee Tables and Examples	5
C.	Comparison of Investment Objectives, Principal Investment Strategies and Risks	9
D.	Comparison of Investment Restrictions	13
E.	Comparison of Investment Advisory Agreements and Expense Limitation Agreements	14
F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures, and Valuation Procedures	17
G.	Key Information about the Reorganization	25
H.	Additional Information about the Funds	34
II.	Voting Information	37
A.	General Information	37
B.	Method and Cost of Solicitation	39
C.	Right to Revoke Proxy	39
D.	Voting Securities and Principal Holders	40
E.	Interest of Certain Persons in the Transaction	41
III.	Miscellaneous Information	41
A.	Other Business	41
B.	Next Meeting of Shareholders	41
C.	Legal Matters	41
D.	Independent Registered Public Accounting Firm	41
E.	Information Filed with the SEC	42

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND	B-1

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I.       Proposal 1 - To Approve the Agreement and Plan of Reorganization

A.       Overview

Based in part on the recommendation of FMI, the investment adviser for the Acquired Fund, the Board has called the Special Meeting to ask shareholders of the Acquired Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into a corresponding Acquiring Fund, a new series of FMFT (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on July 27, 2021, subject to the approval of Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Trust. As discussed in more detail below, FMI has recommended that the Acquired Fund be reconstituted as a series of FMFT. FMFT is a series trust that currently offers three series of shares: the Oakhurst Fixed Income Fund, the Oakhurst Short Duration Bond Fund, and the Oakhurst Short Duration High Yield Credit Fund. Oakhurst Capital Management, LLC, the investment adviser to the Oakhurst funds, is an affiliate of FMI, which serves as the sub-adviser to the three Oakhurst funds; FMI also does business as Oakhurst Capital Advisors. FMFT is not affiliated with the Trust, but Alexander Morris, one of the portfolio managers to the Acquired Fund, serves as an interested trustee to FMFT. In order to reconstitute the Acquired Fund as a series of FMFT, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of FMFT. If shareholders approve the Reorganization, then all the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same, as described in more detail below. After the Reorganization, FMI will serve as the Acquiring Fund’s investment adviser.

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by FMFT and the Trust of an opinion to such effect from tax counsel to FMFT. If the Reorganization so qualifies, the Acquired Fund and its shareholders will not recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the distribution of the Acquiring Fund’s shares in the Reorganization.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. FMI will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing, and mailing proxy materials. In addition to solicitations by mail, FMI also may solicit proxies, without special compensation, by telephone or otherwise. FMI will pay the expenses associated with the Reorganization regardless of whether the Reorganization occurs. The Acquired Fund and the Acquiring Fund will not bear any of the expenses in connection with the Reorganization.

FMI has recommended the Reorganization of the Acquired Fund into the corresponding series of FMFT. FMI currently serves as the sub-adviser to the current series of FMFT and desires to bring the Acquired Fund within the structure of FMFT. FMI believes the Acquired Fund and its shareholders will benefit from reorganizing into FMFT. In particular, FMI believes that by consolidating all its funds into a single, dedicated trust, FMI will be better positioned to grow fund assets, have more flexibility to acquire or launch new products, and the Acquired Fund and its shareholders may experience economies of scale from

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becoming part of a larger fund complex. In addition, FMI believes reorganizing into FMFT may provide the Acquired Fund with enhanced distribution opportunities that may provide the potential to increase the Acquired Fund’s assets in the future, which could potentially add size and scale, and result in decreased operating expenses over the long term.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Funds (the “Independent Trustees”), believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things:

•	the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders, and that the Reorganization was expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code;
•	that the investment objective, principal investment strategies, and fundamental investment policies of the Acquired Fund are the same or similar as those of its corresponding Acquiring Fund;
•	that the investment risks of the Acquired Fund are substantially similar to those of the Acquiring Fund;
•	that the portfolio managers of the Acquired Fund will continue as portfolio managers of the Acquiring Fund;
•	that the management fee of the Acquiring Fund is the same as that of the Acquired Fund;
•	that the total operating expenses of the Acquiring Fund before waivers would be 0.13% and 0.04% lower than the total annual fund operating expenses of the Acquired Fund before waivers for the Institutional and Investor Class shares, respectively;
•	that FMI has agreed, for at least two years from the date of the Reorganization, to maintain an expense limit for the Acquiring Fund that will have the same economic effect as the expense limit currently in place for the corresponding Acquired Fund;
•	that FMI would have the ability to recoup previously waived fees and expense reimbursements from the Acquiring Fund after the Reorganization, subject to certain limitations;
•	the qualifications and experience of the Acquiring Fund’s new service providers upon the Reorganization;
•	that the Reorganization would not result in the dilution of shareholders’ interests;
•	that the Acquired Fund and its shareholders would not bear the costs of the proposed Reorganization;
•	that the Reorganization will be submitted to the shareholders of the Acquired Fund for approval;
•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and
•	the determination of FMI to manage all its mutual funds under a proprietary trust;
•	that the Reorganization was recommended by FMI, the Acquired Fund’s current adviser, which believes that the transition of the Acquired Fund to a new trust could benefit the Acquired Fund and its shareholders.

The Board also considered that FMI has an interest in recommending the Reorganization to the Board. Based on FMI’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Reorganization Agreement with respect to their Acquired Fund, the form of which is attached to this Proxy Statement in Appendix A.

B.       Comparison Fee Tables and Examples

The following shows the actual fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of its fiscal year ended June 30, 2021, as well as the pro-forma expenses of the Acquiring Fund

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following the Reorganization. Only pro forma information is being presented for the Acquiring Fund since it will not begin operating until the Reorganization is completed. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are based on estimated amounts for the current year, after giving effect to the Reorganization.

	Acquired Fund Investor Class Shares	Acquiring Fund Investor Class Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.46%	0.42%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%[2]	1.38%
Less: Management Fee Reductions and/or Expense Reimbursements	(0.26)%[3]	(0.22%)[4]
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	1.16%[3]	1.16%[4]

(1)	Other Expenses for the Acquiring Fund are based on estimated amounts for the current fiscal year.
(2)	Total Annual Fund Operating Expenses will not correlate to the Acquired Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which do not reflect “Acquired Fund Fees and Expenses.”
(3)	FMI has entered into an Expense Limitation Agreement with the Acquired Fund under which it has agreed to waive its fees or reimburse expenses of the Acquired Fund, if necessary, in an amount that limits the Acquired Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business) to not more than 0.90% through at least October 31, 2021. Subject to approval by the Acquired Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.
(4)	FMI has contractually agreed, through October 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business)

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to an amount not exceeding 1.15% of the Fund’s average daily net assets attributable to the Investor Class shares. Management fee reductions and Other Expenses absorbed by FMI are subject to repayment by the Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that FMI may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if FMI ceases to serve as investment adviser to the Fund. FMI has the right to reimbursement from the Acquiring Fund amounts up to the aggregate amount that FMI had waived or reimbursed the Acquired Fund under an expense limitation agreement with the Acquired Fund for the three-year period ending after the specific fee waiver or reimbursement. Three years after the Reorganization, all reimbursement rights will have expired and the aggregate amount potentially available for reimbursement is approximately $45,585, but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.

	Acquired Fund Institutional Class Shares	Acquiring Fund Institutional Class Shares (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.46%	0.33%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.17%[2]	1.04%
Less: Management Fee Reductions and/or Expense Reimbursements	(0.26)%[3]	(0.13)%[4]
Total Annual Fund Operating Expenses After Management Fee Reductions and/or Expense Reimbursements	0.91%	0.91%

(1)	“Other Expenses” for the Acquiring Fund are based on estimated amounts for the current fiscal year and do not correlate to the expense ratios in the Acquired Fund’s Financial Highlights.
(2)	Total Annual Fund Operating Expenses will not correlate to the Acquired Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which do not reflect “Acquired Fund Fees and Expenses.”
(3)	The Acquired Fund’s adviser, FMI, has entered into an Expense Limitation Agreement with the Acquired Fund under which it has agreed to waive its fees or reimburse expenses of the Acquired Fund, if necessary, in an amount that limits the Acquired Fund’s annual operating expenses

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(exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business) to not more than 0.90% through at least October 31, 2021. Subject to approval by the Acquired Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Acquired Fund within the three years following the date when the waiver or reimbursement occurred, if the Acquired Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

(4)	FMI has contractually agreed, until October 31, 2023, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.90% of the Acquiring Fund’s average daily net assets attributable to the Institutional Class shares. Management fee reductions and Other Expenses absorbed by FMI are subject to repayment by the Acquiring Fund for a period of 3 years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time FMI seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, that FMI may not terminate this agreement without the approval of the Board of Trustees and this agreement will terminate automatically if FMI ceases to serve as investment adviser to the Fund. FMI has the right to reimbursement from the Acquiring Fund amounts up to the aggregate amount that FMI had waived or reimbursed the Acquired Fund under an expense limitation agreement with the Acquired Fund for the three-year period ending after the specific fee waiver or reimbursement. Three years after the Reorganization, all reimbursement rights will have expired and the aggregate amount potentially available for reimbursement is approximately $219,060[$ ], but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The Example for the Acquired Fund and Acquiring Fund reflects the contractual fee waiver and/or expense reimbursement for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

Fund	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Investor Class Shares	$118	$424	$752	$1,680
Acquiring Fund – Investor Class Shares (Pro forma)	$118	$392	$712	$1,618
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Acquired Fund – Institutional Class Shares	$93	$346	$619	$1,397
Acquiring Fund - Institutional Class Shares (Pro forma)	$93	$304	$548	$1,247

C.       Comparison of Investment Objectives, Principal Investment Strategies and Risks

The investment objectives, principal strategies and the investment limitations and restrictions of the Acquired Fund and the Acquiring Fund are the same. The principal risks of the Acquired Fund and the Acquiring Fund are substantially similar. Each Fund’s investment objective, principal investment strategies and risks, as well their investment limitations and restrictions, are discussed in more detail below.

 Comparison of Investment Objectives

The investment objective of the Acquired Fund and the Acquiring Fund are identical. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Fund	Investment Objective
Acquired Fund Acquiring Fund	Seeks long-term growth of capital

Comparison of Principal Investment Strategies

Each Fund seeks to achieve its investment objective by using the principal investment strategies described below. The principal strategies of the Acquired Fund and the Acquiring Fund are substantially identical, as described in more detail below.

Acquired Fund	Acquiring Fund
The Fund’s principal investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by purchasing equity securities that FMI believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADRs”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the S&P 500® Index.	The Fund’s principal investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by purchasing equity securities that FMI believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADRs”) of international companies trading on U.S. exchanges. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities of large capitalization companies. The Fund considers large capitalization companies to include those that have a market capitalization, at the time of investment, comparable to securities held in the S&P 500® Index. As of June 30, 2021, the S&P 500® Index includes U.S. companies with a median market capitalization of $ 30.46 billion. The market capitalization of the companies in the S&P
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FMI uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. FMI then uses a quantitative process to evaluate the company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. FMI considers whether to sell a particular security when the security receives declining scores from FMI’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. With respect to any percentage restriction on investment or use of assets in the Fund’s investment strategies, if such a percentage restriction is adhered to at the time a transaction is affected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather FMI will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

500 Index ranged from $4 billion to $2.3 trillion as of June 30, 2021. In purchasing securities for the Fund, the Adviser will focus on companies that exhibit accelerating growth in earnings and revenue.

FMI uses quantitative screens to evaluate liquidity, capitalization, domicile, and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. FMI then uses a quantitative process to evaluate the company fundamentals and stock price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. FMI considers whether to sell a particular security when the security receives declining scores from FMI’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. With respect to any percentage restriction on investment or use of assets in the Fund’s investment strategies, if such a percentage restriction is adhered to at the time a transaction is affected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather FMI will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund and the Acquiring Fund as set forth in the following tables. Although the descriptions and presentation of the risks are different, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are substantially similar because

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the Funds have identical investment objectives and investment strategies. While the Funds will be managed in substantially the same manner, the Acquiring Fund includes “Large Cap Security risk” as a principal risk whereas the Acquired Fund does not have a similar principal risk disclosure. The principal risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
Market Risk – Market risk refers to the risk that the value of securities in the Acquired Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

Market Risk – Market risk refers to the risk that the value of securities in the Acquiring Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions, and general equity market conditions.

Equity Securities Risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. The Acquired Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Equity Securities Risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. Economic, political, and financial conditions, or industry or economic trends or developments, may for varying periods of time cause volatility, illiquidity, or other potentially adverse effects in the markets. The Acquiring Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

(No corresponding risk)	Large Cap Security Risk – Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology developments and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies.
Foreign Securities Risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.	Foreign Securities Risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
Management Style Risk – The Acquired Fund intends to invest in growth-oriented stocks and the	Management Style Risk – The Acquiring Fund intends to invest in growth-oriented stocks and the
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Acquired Fund	Acquiring Fund
Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that FMI’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.	Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that FMI’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.
Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Acquired Fund does not intend to concentrate its investments in any particular sector or sectors, the Acquired Fund may, from time to time, emphasize investments in one or more sectors. If the Acquired Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.	Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Acquiring Fund does not intend to concentrate its investments in any particular sector or sectors, the Acquiring Fund may emphasize investments in one or more sectors, which may cause the Acquiring Fund to have increased relative exposure to the price movements of those sectors. At times when the Acquiring Fund emphasizes a particular sector, the value of its net assets will be more susceptible to the financial, market or economic events affecting that sector than would be the case for mutual funds that do not emphasize investment in a particular sector. This may increase the risk of loss associated with an investment in the Acquiring Fund and increase the volatility of the Acquiring Fund’s share price.
Portfolio Turnover Risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Acquired Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Acquired Fund and may adversely affect Fund performance.	Portfolio Turnover Risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Acquiring Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Acquiring Fund and may adversely affect Fund performance.
Depositary Receipts Risk – Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Acquired Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts	Depositary Receipts Risk – Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Acquiring Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts
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are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.	are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Risk of Non-Diversification – The Acquired Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Acquired Fund could go down because of the poor performance of a single investment.

Risk of Non-Diversification – The Acquiring Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Acquiring Fund could go down because of the poor performance of a single investment.

D.       Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are identical. The fundamental limitations may only be amended with shareholder approval. There are no material differences in the accounting policies of the Acquired Fund and the Acquiring Fund.

Fundamental Investment Policy	Acquired Fund Acquiring Fund
The Fund may not:
Concentration	Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);
Borrowing and Issuing Senior Securities	Borrow money, except to the extent permitted under the 1940 Act Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.
Loans

Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

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Underwriting	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
Real Estate	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;
Commodities	Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes

The Acquired Fund and the Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Policy	Acquired Fund Acquiring Fund
Illiquid Investments	The Fund may not purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that FMI has determined to be liquid under procedures approved by the Board.

E.     Comparison of Investment Advisory Agreements and Expense Limitation Agreements

Investment Advisory Agreements. FMI serves as the investment adviser to the Acquired Fund pursuant to the Advisory Agreement with the Trust, on behalf of the Acquired Fund dated April 10, 2020. The Advisory Agreement on behalf of the Acquired Fund was approved by the Trust’s Board on February 12, 2020, and was approved by shareholders of the Acquired Fund on April 10, 2020. If the Reorganization is approved, FMI will continue as the investment adviser to the Acquiring Fund pursuant to a new investment advisory agreement between FMFT, on behalf of the Acquiring Fund, and FMI. FMI will be entitled to a management fee of 0.70% of the Acquiring

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Fund’s average daily net assets, which is the same rate FMI is currently entitled to receive from the Acquired Fund. The investment advisory agreement for the Acquired Fund and the investment advisory agreement for the Acquiring Fund are referred to collectively as the “Advisory Agreements.” The Advisory Agreements describe the services FMI will provide to each Fund, which generally includes investment research, advice, supervision, and the continuous furnishing of an investment program for the Fund and the purchase and sale of securities for the Fund’s portfolio. Under the terms of the Advisory Agreements, FMI is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of the Fund, provided that nothing in the Advisory Agreements shall be deemed to protect FMI against any liability to the Fund or its shareholders to which FMI would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of FMI’s duties or obligations under the Advisory Agreements or by reason of FMI’s reckless disregard of its duties and obligations under the Advisory Agreements. The Advisory Agreements will terminate automatically upon their assignment.

Expense Limitation Agreements. FMI has contractually agreed to waive all or a portion of its management fees and pay the Acquiring Fund’s expenses in order to limit Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.15% and 0.90% of the average daily net assets of Investor Class shares and Institutional Class shares, respectively. The expense limitation for the Acquired Fund remains in effect through October 31, 2021 and the expense limitation for the Acquiring Fund remains in effect through October 31, 2023. The expense limitation agreement for the Acquired Fund and the expense limitation agreement for the Acquiring Fund are referred to collectively as the “Expense Limitation Agreements.” Any waiver or reimbursement under the Expense Limitation Agreements is subject to repayment by the Fund within the three years following the date when the waiver or reimbursement occurred. Such reimbursement may be requested if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. FMI’s expense limitation arrangement with the Acquiring Fund will have the same economic effect as FMI’s current expense limitation arrangement with the corresponding Acquired Fund. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

FMI will be permitted to seek reimbursement from the Acquiring Fund subject to limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years from the date of any such waiver or payment, including payments made to the Acquired Fund prior to the Reorganization. In each case, such reimbursement may be requested if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

FMI has the right to reimbursement from the Acquiring Fund amounts up to the aggregate amount that FMI had waived or reimbursed the Acquired Fund under an expense limitation agreement with the Acquired Fund for the three-year period ending after the specific fee waiver or

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reimbursement. Three years after the Reorganization, all reimbursement rights will have expired and the aggregate amount potentially available for reimbursement is $264,645 but only if such reimbursement can be achieved without exceeding the expense limitation in place at the time of the waiver or reimbursement.

Information Regarding FMI. F/m Investments, LLC, located at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007, was founded in 2019. FMI is the investment arm of, and is wholly owned by, F/m Acceleration, LLC (“FMA”). FMA is owned by DCincy, LLC, a Delaware limited liability company, and The 4100 Group, a Michigan limited liability company (“4100 Group”). DCincy is owned in equal parts by Alexander Morris, David Littleton, and Matthew Swendiman. 4100 Group is a for-profit investment firm of Delta Dental of Michigan and Ohio.

As of June 30, 2021, FMI manages $1.4 billion in assets. FMI serves as investment adviser to one registered investment company in addition to the Acquired Fund - F/m Investments European L/S Small Cap Fund (BESMX). FMI serves as sub-adviser to three registered investment companies - the Oakhurst Fixed Income Fund (OHFIX), the Oakhurst Short Duration Bond Fund (OHSDX), and the Oakhurst Short Duration High Yield Credit Fund (OHSHX). FMI does not serve as investment adviser to any mutual fund (other than the Acquiring Fund) that has investment objectives and principal investment strategies similar to those of the Acquired Fund.

The names and titles of the principal executive officers of FMI are set forth below.

Name	Principal Occupation
Alexander R. Morris	President and Chief Investment Officer
David L. Littleton	Chief Executive Officer
Matthew A. Swendiman, CFA	Chairman and Chief Compliance Officer

A discussion regarding the basis for the Board’s approval of the New Advisory Agreement will be available in the Acquiring Fund’s Semi-Annual Report to shareholders dated as of December 31, 2021.

Portfolio Managers. Francisco J. Bido and Alexander Morris are the portfolio managers for the Acquired Fund. If the Reorganization is approved by shareholders of the Acquired Fund, Messrs. Bido and Morris will continue to be jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

•	Francisco J. Bido. Mr. Bido has managed the Acquired Fund since its inception in 2016. He has been Head of Quantitative Research of F/m Investments, LLC since April 2020 and held the same title at Cognios Capital, LLC, the investment adviser to the Acquired Fund from 2013 until 2020. He was a Senior Quantitative Researcher at American Century, an investment manager (from 2004 - 2013), and a Consultant at Accenture, f/k/a Andersen Consulting, a management consulting and technology services company (from 1998 - 2003). Mr. Bido received his M.S. and M.A. degrees in Applied Mathematics and Economics, respectively, from the University of Arizona, M.S. in Mathematics from New York University’s Courant Institute, and B.S. in Electromechanical Engineering from Pontificia Universidad Catolica Madre y Maestra.

•	Alexander Morris. Mr. Morris has managed the Acquired Fund since April 2020. He is a founder and partner of FMI as well as a founder and Managing Director of Rowhouse Capital Management since 2015. Previously, Mr. Morris was at Fortigent, LLC, joining in the firm in 2011, where he
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served in a corporate development role, developing and executing a new business strategy and product offering as well as leading significant aspects of the firm’s successful sale to LPL Financial. Mr. Morris began his career in 2006 with Europe-based alternative asset manager Caliburn Capital Partners, where he helped to establish four class-leading investment funds, open offices in North America and Asia, and grow AUM to $2B. Caliburn’s flagship Strategic and Global Inefficiencies fund invested in emerging asset managers. In 2008, Mr. Morris joined Longville Investments, a private equity firm supporting European family offices with fundamental analysis, transaction execution and long-term capital management. In 2009, Mr. Morris returned to the US to launch the family office practice of Pacific Capital Bancorp, and to define the bank’s wealth management strategy. Mr. Morris then joined the Financial Services Practice of Hitachi Consulting Corp. as a senior level business consultant advising clients on corporate strategy and acquisitions.

The Acquired Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquired Fund.

Investment Advisory Fees Paid by the Acquired Fund. For the fiscal year ended June 30, 2021, the Acquired Fund paid advisory fees as follows:

	Gross Advisory Fees	Advisory Fees Waived	Reimbursement of Other Expenses	Net Advisory Fees
FMI	$467,937	$174,214	$0	$293,723

A discussion regarding the basis of the Board’s approval of the Acquired Fund’s Advisory Agreement is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended June 30, 2021.

F.       Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Acquired Fund	Acquiring Fund
Matrix 360 Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Acquired Fund.	Ultimus Fund Distributors, LLC is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Fund.

The Trust, with respect to the Acquired Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Acquired Fund’s Investor Class shares, pursuant to which the Fund is authorized to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the

FMFT, with respect to the Acquiring Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940 for its Investor Class shares (the “Plan”). The Plan allows the Acquiring Fund to make payments to securities dealers and other financial organizations (including payments directly to FMI and Ultimus Fund Distributors, LLC for expenses related to the distribution and servicing of the Acquiring Fund’s Investor Class shares. Expenses related to the distribution and servicing of the Acquiring Fund’s Investor Class shares may include payments to

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Acquired Fund as their funding medium and for related expenses.

The Plan permits the Acquired Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Acquired Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and the Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Acquired Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Acquired Fund’s Investor Class shares.

Institutional Class Shares are not subject to any distribution fees under the 12b-1 Plan.

securities dealers and other persons who are engaged in the sale of shares and who may be advising shareholders regarding the sale or retention of such shares; expenses of maintaining personnel who render shareholder support services not otherwise provided by the transfer agent or the Acquiring Fund; expenses of preparing, printing or distributing prospectuses and SAI and reports for recipients other than existing shareholders of the Acquiring Fund; and any other expenses related to the distribution and servicing of the Acquiring Fund’s Investor Class shares. Under the Plan, the Acquiring Fund may pay a fee of up to 0.25% per annum of its average daily net assets that are allocable to Investor Class shares. Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. FMI may make additional payments to securities dealers and other financial organizations from its own revenues based on the amount of customer assets maintained in the Acquiring Fund by such organizations. The payment by FMI of any such additional compensation will not affect the expense ratios of the Acquiring Fund.

Institutional Class Shares are not subject to any distribution fees under the 12b-1 Plan.

FMI and/or its affiliates may also make payments for distribution and/or shareholder servicing activities from out of their own resources. FMI may also make payments for marketing, promotional or related expenses to financial intermediaries. The amount of these payments is determined by FMI and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Acquired Fund rather than shares of another mutual fund.	FMI and/or its affiliates may make additional payments to securities dealers and other financial organizations from its own revenues based on the amount of customer assets maintained in the Acquiring Fund by such organizations. The payment by FMI of any such additional compensation will not affect the expense ratios of the Acquiring Fund.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Acquired Fund compared to those of the Acquiring Fund. Additional information regarding the pricing, purchase

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and redemption of the Acquiring Fund’s shares is included in its prospectus, which accompanies this Proxy Statement.

	Acquired Fund	Acquiring Fund
Minimum Investments

The minimum initial investment for the Acquired Fund’s Investor Class shares is $1,000.

The minimum investment for the Acquired Fund’s Institutional Class shares is $100,000.

The Acquired Fund may accept accounts with less than the minimum investment at the discretion of FMI. The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Acquired Fund, or otherwise by FMI in its sole discretion.

The minimum initial investment for the Acquiring Fund’s Investor Class shares is $1,000.

The minimum investment for the Acquiring Fund’s Institutional Class shares is $100,000.

Account minimums may be waived for accounts held by clients of FMI or for certain other accounts, at the discretion of FMI.

The Acquiring Fund reserves the right to waive minimum investment amounts for certain financial intermediaries that use the Acquiring Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Acquiring Fund in omnibus name.

Purchase of Shares	The Acquired Fund’s shares may be purchased by check, money order from a U.S. financial institution and payable in U.S. dollars, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. Brokerage firms that are FINRA members may telephone the administrator and buy shares for investors who have investments in the Acquired Fund through the brokerage firm’s account with the Fund. The purchase price of shares of the Acquired Funds is based on the NAV next determined after the order is received, subject to the order	Shares of an Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e, a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include transaction fees on purchases of shares and other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the transfer agent.
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being accepted by the Acquired Funds in good form. Net asset value is normally determined at 4:00 p.m. Eastern time.
Redeeming (Selling) Shares	You will be entitled to redeem all or any portion of the shares credited to your accounts by: ● Submitting a written request ● Telephone redemption. ● Bank wire redemption

You may redeem shares of the Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in proper form. The Acquiring Fund’s shares are redeemable on any business day the New York Stock Exchange (“NYSE”) is open for business. If you purchased your shares through a financial intermediary, your redemption order must be placed through your financial intermediary. The Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.

Shareholders who purchased shares directly from the Acquiring Fund may make a redemption request by mail or telephone and may receive their redemption proceeds by check or wire.

Automatic Investment Plan	The Acquired Fund allows investors to establish an automatic investment plan which enables shareholders to make regular monthly or quarterly investments in Investor Class shares or Institutional Class shares through automatic charges to shareholders’ checking account. Automatic investment amounts are specified by the shareholder.

The Acquiring Fund allows investors to invest a specific amount of money into their account automatically on or about the 1st and/or the 15th day of each month by enrolling in the Automatic Investment Plan. Automatic investments must be at least $100.

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Exchanges

The Acquired Fund allows you to exchange your Fund shares for shares of the same Class of another fund within the Trust advised by FMI. You may make exchanges only between identically registered accounts (name(s), address, and TIN). All exchanges also are subject to the eligibility requirements of the Acquired Fund into which you are exchanging. Currently there are no other funds within the Trust managed by FMI.

The Acquiring Fund allow shareholders to exchange shares of the Acquiring Fund into shares of another fund managed by FMI. Exchanges may only be made between the same share classes.
Small Accounts	The Acquired Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account. The Acquired Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Acquired Fund may, at its discretion, liquidate the account.	The Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment for the class of shares you own. The Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. Such automatic redemption will not apply to current Acquired Fund shareholders receiving Acquiring Fund shares in the Reorganization.
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.

Redemption proceeds will normally be sent on or before the fifth business day following the redemption request, regardless of whether you request payment by check or wire transfer. Proceeds of a wire redemption request normally will be sent on the business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday

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closing or under any emergency circumstances, as determined by the SEC, the Acquiring Fund may suspend redemptions or postpone payment dates.

When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase.

Redemptions In-Kind

The Acquired Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Acquired Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Acquired Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Acquired Fund.

Not applicable to the Acquiring Fund
Dividends and Distributions	The Acquired Fund distributes substantially all of its net investment income and net capital gains annually.	The Acquiring Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, at least annually.
Frequent Trading	The Acquired Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Acquired Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market

The Acquiring Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Acquiring Fund discourages frequent purchases, exchanges, and redemptions of Fund shares. The Acquiring Fund intends to reject any purchase or exchange request that is believed to be market timing or potentially disruptive in nature. The Acquiring Fund may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all

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Frequent Trading	The Acquired Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Acquired Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading which can have harmful effects for other shareholders.

The Acquiring Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Acquiring Fund discourages frequent purchases, exchanges, and redemptions of Fund shares. The Acquiring Fund intends to reject any purchase or exchange request that is believed to be market timing or potentially disruptive in nature. The Acquiring Fund may also modify any terms or conditions with respect to the purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Acquiring Fund’s policies and procedures to discourage market timing will apply uniformly in all cases.

The Acquiring Fund relies on intermediaries to help enforce its market timing policies. The Fund reserves the right to reject any order placed from an omnibus account.

Net Asset Value Per Share (“NAV”)

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A share class’ net asset value is calculated by dividing the value of a share class’ total assets, less liabilities (including shares class expenses, which are accrued daily), by the total number of outstanding shares of each share class. The net asset value per share class is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Acquired Fund does not calculate share class’ net asset value on business holidays when the NYSE is closed.

The price you pay for your shares is based on the NAV of the share class you are purchasing (Investor Class or Institutional Class shares). The NAV is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on each day the NYSE is open for business. The NAV for each share Class is calculated by dividing the sum of the value of the securities held by the Class plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Class, rounded to the nearest cent. The price at which a purchase or redemption of Acquiring Fund shares is effected is based on the next calculation of NAV after the order is received in proper form. The Acquiring Fund’s NAV will fluctuate with the value of the securities it holds.

Fair Valuation

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Acquired Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments

The Acquiring Fund’s securities generally are valued at the closing sales price based on the prices provided by an independent pricing service. Securities are valued at fair value when market quotations are not readily available or are considered unreliable, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of FMFT

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with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Acquired Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Acquired Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Trustees, FMI is responsible for notifying the Board of Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. The Acquired Fund’s policies regarding fair value pricing are intended to result in a calculation of the Acquired Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next does not represent the security’s fair value), or when the value of foreign securities is materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded.

When fair value pricing is employed, the prices used by the Acquiring Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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available for that portfolio security using the Acquired Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Acquired Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Acquired Fund’s normal pricing procedures. The performance of the Acquired Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Acquired Fund’s normal pricing procedures. The Trustees monitor and evaluate the Acquired Fund’s use of fair value pricing.

G.       Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.      Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve a Reorganization Agreement to reorganize the Acquired Fund into the Acquiring Fund. Under the Reorganization Agreement, shareholders of the Acquired Fund would receive a number of full and fractional Investor Class Shares and Institutional Class Shares of the Acquiring Fund having an aggregate NAV at the time of the Reorganization equal to the aggregate NAV of the shareholder’s Investor Class Shares and Institutional Class Shares, respectively, in the Acquired Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization

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(the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing FMFT’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund or the Acquiring Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional Investor Class or Institutional Shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate NAV of such shareholder’s Investor Class or Institutional Class Shares, as the case may be, in the Acquired Fund.

Until the Closing, shareholders of the Acquired Fund can continue to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to FMFT with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur in the fourth quarter of 2021.

FMI has agreed to pay costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in either the Acquired Fund or Acquiring Fund failing to qualify as a “regulated investment company.” FMI will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no amendment

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after receiving shareholder approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board or the FMFT Board if, among other reasons, the Board or the FMFT Board determines that the Reorganization is not in the best interests of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.       Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Investor Class Shares	Investor Class Shares
Institutional Class Shares	Institutional Class Shares

3.       Board Considerations Relating to the Proposed Reorganization

At a meeting held on July 27, 2021, the Board of the Trust reviewed a proposal from FMI regarding the potential reorganization of the Acquired Fund into a newly-created series of FMFT. FMI, the Acquired Fund’s investment adviser, recommended that the Board of the Trust approve the Reorganization. At its meeting, the Board evaluated materials regarding the Acquired Fund and the corresponding Acquiring Fund. They considered and discussed a draft of the Reorganization Agreement contained in the materials.

The Board reviewed the responses to the questionnaire provided by FMI and FMFT regarding the proposed Reorganization and the expenses and service providers for the Acquiring Fund. The Board noted that FMI, the investment adviser for the Acquired Fund, currently serves as the sub-adviser for the other series of FMFT and Alexander Morris, one of the portfolio managers to the Acquired Fund, serves as an interested trustee on the FMFT Board of Trustees. The Board considered FMI’s desire to bring the Acquired Fund within the structure of FMFT so that FMI will be better positioned to grow fund assets and have more flexibility to launch new products. The Board also noted that FMI believes the Acquired Fund and its shareholders will benefit from reorganizing into FMFT by potentially experiencing economies of scale from becoming part of a larger fund complex. In addition, FMI believes reorganizing into FMFT may provide the Acquired Fund with enhanced distribution opportunities that may provide the potential to increase the Acquired Fund’s assets in

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the future, which could potentially add size and scale and result in decreased operating expenses over the long term.

The Board reviewed the expected total operating expense ratio for the Acquiring Fund, noting that the total annual operating expenses of the Acquiring Fund before waivers are expected to be 0.13% and 0.04% lower than the current expenses of the Acquired Fund before waivers for the Institutional and Investor Class shares, respectively. The Board also noted that, for at least two years from the date of the Reorganization, FMI has agreed to an expense cap for the Acquiring Fund that will have the same economic effect as FMI’s current expense limitation agreement with the Acquired Fund. The Board noted that the Acquiring Fund would have the same investment objective and investment strategies as the Acquired Fund following the close of the Reorganization.

In approving the Reorganization, the Trustees, including the Independent Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same;

●	that the investment risks of the Acquired Fund are substantially similar to those of the Acquiring Fund;
●	that the investment adviser and portfolio managers of the Acquired Fund will continue as investment adviser and portfolio managers of the Acquiring Fund;

●	that the Advisory fees to be paid to FMI under the Acquiring Fund’s Investment Advisory Agreement would be the same as those paid to FMI under the Acquired Fund’s Investment Advisory Agreement;

●	that the total annual operating expenses of the Acquiring Fund before waivers are expected to be 0.13% and 0.04% lower than the current expenses of the Acquired Fund before waivers for the Institutional and Investor Class shares, respectively;

●	that FMI has agreed, for at least two years from the date of the Reorganization, to enter into an expense limitation agreement with the Acquiring Fund that will have the same economic effect as FMI’s current expense limitation agreement with the corresponding Acquired Fund;

●	that FMI would have the ability to recoup previously waived fees and expense reimbursements from the Acquiring Fund after the Reorganization, subject to limitations;
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●	the qualifications and experience of the Acquiring Fund’s service providers;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

●	that the Acquired Fund and its shareholders would not bear the costs of the proposed Reorganization;

●	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization;
●	the determination of the Adviser to manage all its mutual funds under a proprietary trust; and

●	that the Reorganization was recommended by FMI, the Acquired Fund’s current adviser, which believes that a transition of the Acquired Fund to a new trust could benefit the Acquired Fund and its shareholders.

The Board also considered that FMI has an interest in recommending the Reorganization to the Board. If shareholders of the Acquired Fund approve the Reorganization, FMI will continue as investment adviser and receive fees for its services to the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization, as proposed, (i) is in the best interests of the Acquired Fund’s shareholders, and (ii) would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including a majority of the Independent Trustees, unanimously approved the Reorganization, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the corresponding Acquiring Fund, and that the Board will consider what further actions to take with respect to the Acquired Fund, including potentially maintaining the Acquired Fund’s current status as a series of the Trust.

4.       Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

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As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel with respect to that Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (i) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (ii) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (iii) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●

The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	The Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and
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●	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, FMFT, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The Acquired Fund has no Capital Loss Carryovers (“CLCOs”), and the Acquiring Fund will not benefit from any CLCOs that it would otherwise acquire through the Reorganization. Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.       Comparison of Forms of Organization and Shareholder Rights

Set forth below is a summary of the material similarities and differences in the rights of shareholders of the Acquired Fund versus the rights of shareholders of the Acquiring Fund, which does not purport to be a complete description of the rights. These rights may be determined in full by reference to the governing documents and applicable state law of the Acquired Fund and the Acquiring Fund.

Form of Organization. The Trust is a Delaware statutory trust and FMFT is an Ohio business trust. Each trust is governed by its respective Agreement and Declaration of Trust, By-Laws, and Board of Trustees. The operations of the Trust and FMFT are also governed by applicable state and federal law. As a result, there are some differences between the rights of shareholders under the governing state laws of the Trust and FMFT, some of which are discussed below.

Shares. The Trust and FMFT are each authorized to issue an unlimited number of shares of beneficial interest.

Shareholder Meetings. Under the governing documents for the Acquired Fund, a special meeting of the shareholders may be called by the Board of Trustees, Chairman of the Board, or the President of the Trust for any lawful purpose or by shareholders of Trust or any Series holding at least one-third of the outstanding shares of the Acquired Fund, and shareholders must be given not less than 15 nor more than 90 days’ notice of any shareholder meeting. Under the governing documents for the Acquiring Fund, a special meeting of the shareholders may be called by shareholders holding at least 25% of the then outstanding shares of FMFT, and shareholders must be given not less than 7 days’ notice of any shareholder meeting. The Acquired Fund requires a quorum of 33 1/3 % of outstanding shares and the Acquiring Fund requires a quorum of a majority of outstanding shares.

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Shareholder Liability. Under both Delaware and Ohio law, trustees, and shareholders of a statutory (or business) trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. Under the Trust’s Declaration of Trust, any shareholder or former shareholder of the Acquired Fund shall not be held to be personally liable for any obligation or liability solely by reason of being or having been a shareholder and shall be entitled to be held harmless from and indemnified out of the assets of the Trust or the applicable series against all loss and expenses arising from such claim provided however, that there shall be no liability or obligation of the Trust to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of shares. FMFT’s Declaration of Trust disclaims shareholder liability for the claims, credits, or contracts of FMFT or any of its series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund.

Series Liability. Under Ohio law, the liabilities of an Ohio business trust shall extend to the whole of the trust estate held by such trustee or trustees.  Under Delaware law, if  the governing instrument of a Delaware statutory trust which is a registered investment company under the 1940 Act creates one (1) or more series, and if separate and distinct records are maintained for any such series and the assets associated with any such series are held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof, and if the governing instrument so provides, and notice of the limitation on liabilities of a series as referenced in this sentence is set forth in the certificate of trust of the statutory trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the statutory trust generally or any other series thereof, and, unless otherwise provided in the governing instrument, none of the debts, liabilities, obligations and expenses incurred, contracted for otherwise existing with respect to the statutory trust generally or any other series thereof shall be enforceable against the assets of such series.

Board of Trustees. The Acquired Fund is the sole series of the Trust and governed by its Board, consisting of one Interested Trustee and three Independent Trustees. FMFT is a series trust that currently consists of three funds and is governed by its Board, consisting of one Interested Trustee and three Independent Trustees. The composition of the Board of Trustees of the Acquired Fund is different from that of the Acquiring Fund.

 Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Trust’s Declaration of Trust, shareholders of the Trust have the power to vote only for the following: (a) the election of Trustees, including the filling of any vacancies in the Board of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the Trust’s Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (c) such other matters as the Board of Trustees may consider necessary or desirable.

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Except when a larger quorum is required by applicable law, the Trust’s Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person (or via a virtual meeting, if applicable) or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

Pursuant to the FMFT Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the FMFT Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to any contract with a contracting party as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any series; (iv) with respect to any amendment of the Declaration of Trust; (v) to the same extent as the stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, or as the Trustees may consider necessary or desirable.

The presence in person or by proxy of a majority of the holders of shares of FMFT entitled to vote shall be a quorum for the transaction of business at a shareholder meeting and the vote of a majority of shares present shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the FMFT Declaration of Trust or FMFT’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series.

All shares of the Acquired Fund and the Acquiring Fund entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, subject to: (a) where the 1940 Act requires all shares of the Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the Trust’s shares shall vote in the aggregate; and (b) if any matter affects only the interests of some but not all Series or classes, then only the Shareholders of such affected Series or classes shall be entitled to vote on the matter. A shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. There shall be no cumulative voting in the election of Trustees or on any other matter. Shareholders may take any action as to the Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act, the Ohio Revised Code, or its respective governing instruments unless required by applicable federal law.

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Trustee Liability. Both the Trust and FMFT indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and FMFT do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. Both the Trust and FMFT may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board of Trustees and, if required, by approval of such amendment by shareholders. The FMFT Board may amend the FMFT Declaration of Trust so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

6.       Fiscal Year End

The fiscal year end for the Acquired Fund and the Acquiring Fund is June 30.

7.       Capitalization

The following table shows, as of August 10, 2021, (1) the capitalization of the Acquired Fund, and (2) the pro forma capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date. Because FMI will bear the costs of the Reorganization, the Acquired Fund and Acquiring Fund will not incur any expenses in connection with the Reorganization, so no adjustments are reflected in the table.

	Acquired Fund	Acquiring Fund Pro Forma (unaudited)
Net Assets
Investor Class Shares	$13,694,632	$13,694,632
Institutional Class Shares	$77,444,053	$77,444,053
Total	$91,138,685	$91,138,685

Shares Outstanding
Investor Class Shares	670,997	670,997
Institutional Class Shares	3,766,330	3,766,330
Total	4,437,327	4,437,327

Net Asset Value per Share
Investor Class Shares	$20.41	$20.41
Institutional Class Shares	$20.56	$20.56

H.       Additional Information about the Funds

Performance Summary for the Acquired Fund

The following past performance information for the Acquired Fund is set forth below, including: (1) a bar chart showing changes in the Acquired Fund’s performance for Institutional Class Shares

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from year to year for the calendar years since the Acquired Fund’s inception, and (2) a table detailing how the average annual total returns of the Acquired Fund, both before and after taxes, compare to those of broad-based market indices. The after-tax returns are shown for Institutional Class Shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Institutional Class Shares will vary from returns shown for Institutional Class Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future. If the Reorganization is approved, the Acquired Fund will be the accounting survivor of the Reorganization and the Acquiring Fund will assume the performance history of the corresponding Acquired Fund.

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year for Institutional Class Shares and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of broad-based market indices. Updated performance information is available at no cost by calling 1-888-553-4233 or on the website.

Calendar-Year Total Return (before taxes) for Institutional Class Shares of the Acquired Fund

year	rate
2017	25.81%
2018	1.47%
2019	30.16%
2020	42.64%

The year-to-date return for Institutional Class Shares as of June 30, 2021 was 14.20%.

Institutional Class Shares
Highest Calendar Quarter Return	30.29%	June 30, 2020
Lowest Calendar Quarter Return	-16.92%	December 31, 2018

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	Since Inception (10/03/2016)
Institutional Class Shares - Return Before Taxes	42.64%	23.14%
Institutional Class Shares - Return After Taxes on Distributions*	37.75%	20.30%
Institutional Class Shares - Return After Taxes on Distributions and Sale of Fund Shares*	28.32%	18.08%
Investor Class Shares - Return Before Taxes	42.23%	22.86%
S&P 500® Index** (Reflects No Deductions for Fees, Expenses or Taxes)	18.40%	16.15%
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Russell 1000® Index*** (Reflects No Deductions for Fees, Expenses or Taxes)	20.96%	16.58%
*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and after-tax returns for Investor Class Shares will vary from the returns shown for Institutional Class Shares.
**	The S&P 500® Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the large-cap U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.
***	The Russell 1000® Index measures the performance of the top 1000 companies in the United States based on their market capitalization and current index membership. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

Portfolio Turnover

The Acquired Fund and the Acquiring Fund each pay transaction costs, such as commissions, when buying and selling securities (or “turning over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the June 30, 2021 fiscal year, the portfolio turnover rate for the Acquired Fund was 195% of the average value of its portfolio.

2.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and FMFT are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees, and the trustees of FMFT will be the trustees of the Acquiring Fund.

Trustees of the Trust

The Board of Trustees of the Trust has four trustees, three of whom are not “interested persons of the trust” as that term is defined under the 1940 Act (“Interested Trustee”). The following individuals comprise the Board: Kelley J. Brennan, Steven D. Poppen, Tobias Caldwell, each an Independent Trustee, and Randall K. Linscott, an Interested Trustee.

Trustees of FMFT

The Board of Trustees of FMFT has four trustees, three of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the Board: Debra L. McGinty-Poteet, E. Keith Wirtz and John R. Hildebrand, each an Independent Trustee, and Alexander R. Morris, an Interested Trustee. The trustees of FMFT will be the trustees of the Acquiring Fund.

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Service Providers

The following chart describes the service providers to the Trust and FMFT:

	Acquired Fund	Acquiring Fund
Administrator	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Distributor	Matrix 360 Distributors, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Transfer Agent	M3Sixty Administration, LLC 4300 Shawnee Mission Pkwy, Suite 100 Fairway, Kansas 66205	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Philadelphia 19103	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Custodian	MUFG Union Bank®, N.A. 350 California Street, Suite 2018 San Francisco, California 94104	US Bank, NA 425 Walnut Street Cincinnati, Ohio 45202
Legal Counsel	Strauss Troy Co., LPA 150 E. 4th Street Cincinnati, Ohio 45202	Sullivan & Worcester LLP 1666 K Street NW Washington, D.C. 20006

The Board unanimously recommends that shareholderS of the Acquired Fund vote FOR the approval of the Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, Ohio 45246 on October 18, 2021, at 10:00 a.m. Eastern Time. As we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

You may vote in one of the following ways:

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●	in person at the Special Meeting;

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number listed on your proxy card to reach an automated touchtone voting line; or

●	call the toll-free number listed on your proxy card to speak with a live operator Monday through Friday 9:00 a.m. to 7:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on August 17, 2021 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of each proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Acquired Fund will continue to operate within the Trust. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund, including potentially maintaining the Acquired Fund’s current status as a series of the Trust.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to

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time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, because the proposal is not a “routine” matter, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the proposed Reorganization. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Assuming the presence of a quorum, abstentions will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on August 17, 2021, is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. FMI has retained AST Fund Solutions to provide proxy services, at an anticipated cost of approximately $10,671. FMI will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on August 17, 2021, the Record Date, will be entitled to be present and vote at the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were 4,436,542.04 outstanding shares of the Acquired Fund, consisting of 670,212.168 Investor Class Shares and 3,766,329.872 Institutional Class Shares.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

A principal shareholder is any person who directly owns (of record) or beneficially owns 5% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act). Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Acquired Fund.

Principal Shareholders

As of the Record Date, the following persons held of record or beneficially 5% or more of an outstanding class of shares of the Acquired Fund.

Shareholder Name/Address	Class of Shares	Percentage of Total Outstanding Shares of the Acquired Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Investor Class Shares	86.27%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	Investor Class Shares	11.04%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	Institutional Class Shares	95.16%

Control Persons

As of Record Date, the following persons held of record or beneficially 25% or more of the outstanding shares of the Acquired Fund.

Shareholder Name/Address	Class of Shares	Percentage of Total Outstanding Shares of the Acquired Fund

Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Investor Class Shares	86.27%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	Institutional Class Shares	95.16%
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E.	Interest of Certain Persons in the Transaction

FMI may be deemed to have an interest in the Reorganization because it will become the investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser.

III .	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization will be passed upon by Frost Brown Todd LLC. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Sullivan & Worcester LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended June 30, 2021, contained in the Acquired Fund’s Annual Report to Shareholders, have been audited by BBD, LLP, an independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Cohen & Company, Ltd will serve as the independent registered public accounting firm for the Acquiring Fund.

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E.	Information Filed with the SEC

The Trust and FMFT are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 27th day of July 2021 by and between F/m Funds Trust, an Ohio business trust, on behalf of its series F/m Investments Large Cap Focused Fund (“Acquiring Fund”), and M3sixty Funds Trust, a Delaware statutory trust, acting on behalf of its series F/m Investments Large Cap Focused Fund (“Target Fund”). F/m Investments LLC, a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 8.9, 9.2, 9.3, 14, and 15.

WHEREAS, the Acquiring Fund is a series of F/m Funds Trust, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of M3Sixty Funds Trust, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized to hold the assets of the Target Fund;

WHEREAS, the Acquiring Fund has had only nominal assets, if any, and has carried on no business activities prior to the date first shown above and will have had only nominal assets, if any, and will have carried on no business activities prior to the consummation of this transaction described herein;

WHEREAS, Schedule A attached hereto shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund with its classes of shares of beneficial interest (no par value) (“Target Fund Shares”);

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include the class of shares of Acquiring Fund and the reference to Acquiring Fund Shares in connection with the Target Fund should be read to include the class of the Acquiring Fund that corresponds to the relevant class of the Target Fund as identified on Schedule A;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will involve Target Fund changing its identity, form, and place of organization — by converting from a series of M3Sixty Funds Trust to a series of F/m Funds Trust — by (1) transferring all its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing Target Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Target Fund’s Liabilities (defined below), (2) distributing those shares pro rata to Target Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Target Fund, all on

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the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of F/m Funds Trust, including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the acquisition of all of the property and assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of M3Sixty Funds Trust including a majority of its members who are Independent Trustees, has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer, and delivery of all of the property and assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of F/m Funds Trust or the M3Sixty Funds Trust as applicable, on behalf of the Acquiring Fund or Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.        TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF TARGET FUND LIABILITIES BY THE ACQUIRING FUND AND TERMINATION OF THE TARGET FUND

1.1. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, M3Sixty Funds Trust on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and F/m Funds Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.1, of full and fractional Acquiring Fund Shares of each class equal to the number of full and fractional shares of the corresponding class of Target Fund Shares as of the time and date set forth in paragraph 3.1, and (b) to assume all Liabilities (as defined below) of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). No sales load,

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contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

1.2. The property and assets of M3Sixty Funds Trust solely attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to, and acquired by the F/m Funds Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund including, without limitation, all rights, receivables (including dividend, interest, and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges, and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). F/m Funds Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund except for (a) obligations of the Target Fund arising under this Agreement and (b) all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) and borne by F/m Investments, LLC pursuant to paragraph 9.2 (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to F/m Funds Trust, on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to F/m Funds Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by F/m Funds Trust on behalf of the Acquiring Fund.

1.3. The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4. Immediately following the actions contemplated by paragraph 1.1, M3Sixty Funds Trust shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination of the Target Fund, M3Sixty Funds Trust on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within the share class, the class of Acquiring Fund Shares received by M3Sixty Funds Trust on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel the Target Fund Shares and (c) terminate the Target Fund as a series of M3Sixty Funds Trust in accordance with Delaware law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the class of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal, on a class-by-class basis, to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target

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Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders as shown in Schedule A.

1.6. Any reporting responsibility of the Target Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of M3Sixty Funds Trust on behalf of the Target Fund.

2. VALUATION

2.1. The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Board of Trustees of M3Sixty Funds Trust that conform in valuation methodology in all material respects to those used by the Board of Trustees of F/m Funds Trust. All computations of value and amounts shall be made by (a) M3Sixty Administration, LLC, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of M3Sixty Funds Trust that conform in valuation methodology in all material respects to those used by F/m Funds Trust. In the case of differences in valuation, the parties shall discuss in good faith to resolve prior to the Closing Date.

3. CLOSING AND CLOSING DATE

3.1. Subject to the terms and conditions set forth herein, the Closing Date shall be _____________, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of Ultimus Fund Solutions, LLC located at 225 Pictoria Drive, Cincinnati, Ohio 45246 or at such other time and/or place as the parties may agree.

3.2. M3Sixty Funds Trust shall direct MUFG Union Bank, N.A. (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing

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Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the account of F/m Funds Trust with respect to the Acquiring Fund, the Assets of the Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of the securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds or by book entry as directed by the Custodian on the Closing Date.

3.3. M3Sixty Funds Trust shall direct M3Sixty Administration, LLC, in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to F/m Funds Trust at the Closing a certificate of an authorized officer stating that it has delivered files containing the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of M3Sixty Funds Trust on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, the Target Fund and Acquiring Fund shall deliver to the Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either an appropriate officer of M3Sixty Funds Trust or an appropriate officer of F/m Funds Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored, or such later dates as may be mutually agreed in writing by an authorized officer of the party.

4. REPRESENTATIONS AND WARRANTIES

4.1. M3Sixty Funds Trust on behalf of the Target Fund, represents and warrants, to F/m Funds Trust, on behalf of the Acquiring Fund, as follows:

(a) The Target Fund is duly established as a series of M3Sixty Funds Trust which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust, as amended or supplemented (the “Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. M3Sixty Funds Trust has all necessary federal, state, and

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local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(c).

(b) M3Sixty Funds Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund complies in all material respects with the 1940 Act and 1933 Act and rules and regulations thereunder.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and the prospectus and statement of additional information of the Target Fund used during the three years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, M3Sixty Funds Trust on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer, and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, F/m Funds Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery, and performance of this Agreement by M3Sixty Funds Trust on behalf of the Target Fund, will not result, in a material violation of Delaware law or of the Declaration or the bylaws of M3Sixty Funds Trust as amended (“Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which M3Sixty Funds Trust on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery, and performance of this Agreement by M3Sixty Funds Trust on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which M3Sixty Funds Trust on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date.

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(h) No litigation or administrative proceeding or investigation before any court or governmental body is pending or, to M3Sixty Funds Trust’s knowledge, threatened against the M3Sixty Funds Trust with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. M3Sixty Funds Trust on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or M3Sixty Funds Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by BBD LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to F/m Funds Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of M3Sixty Funds Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate series of M3Sixty Funds Trust and is treated as a corporation separate from all other series of M3Sixty Funds Trust under Section 851(g) of the Code. For each taxable year of its operation ending on or prior to the Closing Date, the Target Fund has met or will meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and, on or before the Closing Date, will have declared and paid dividends sufficient to distribute substantially all of  (a) the sum of

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(i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in the case for all taxable years ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any taxable year ending on or before the Closing Date.

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by M3Sixty Funds Trust, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund and (ii) rights of exchange of shares of other M3Sixty Funds mutual fund shares into shares of the Target Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the M3Sixty Funds Trust Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of M3Sixty Funds Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) Except as otherwise disclosed to the Acquiring Fund, the Target Fund’s representations as set forth in subparagraph (d), above, will remain true on the effective date of the Registration Statement (as defined in paragraph 5.6) and through the date of the meeting of the Target Fund Shareholders contemplated therein and on the Closing Date. The information to be furnished by M3Sixty Funds Trust for use in the Registration Statement, the proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations.

(p) The Target Fund is not a party to any material contract not disclosed in writing to the Acquiring Fund.

4.2. F/m Funds Trust, on behalf of the Acquiring Fund, represents and warrants to M3Sixty Funds Trust on behalf of the Target Fund as follows:

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(a) The Acquiring Fund is duly established as a series of F/m Funds Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio, with the power under its Declaration of Trust, as amended and supplemented (the “F/m Funds Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. F/m Funds Trust is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in the jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of F/m Funds Trust. F/m Funds Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) F/m Funds Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares to be issued in connection with the Reorganization under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by F/m Funds Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Ohio law or F/m Funds Trust Declaration or the bylaws of F/m Funds Trust, as amended (“F/m Funds Trust Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which F/m Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by F/m Funds Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which F/m Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(e) No litigation or administrative proceeding or investigation before any court or governmental body is pending or, to F/m Funds Trust’s knowledge, threatened against F/m Funds Trust or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. F/m Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects F/m Funds Trust’s business or F/m Funds Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(f) The Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and

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regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(g) The Acquiring Fund was established in order to effect the transactions described in this Agreement and, immediately following the Reorganization, will be treated as a corporation separate from the other series of the F/m Funds Trust under Section 851(g) of the Code. The Acquiring Fund has not previously filed a federal income tax return. However, the Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code for that taxable year. The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of F/m Funds Trust, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(h) All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by F/m Funds Trust and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of F/m Funds Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of F/m Funds Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by M3Sixty Funds Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The

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information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(k) The Acquiring Fund currently has no assets other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate its organization, has carried on no business activities prior to the date hereof other than as necessary to facilitate its organization as a new series of F/m Funds Trust prior to its commencement of operations, and will have carried on no other business activities prior to the consummation of the transactions described herein. Any assets held by the Acquiring Fund in connection with the facilitation of the organization of the Acquiring Fund have always been held by the Acquiring Fund in a non-interest bearing account.

(l) The minute books and other similar records of F/m Funds Trust as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of F/m Funds Trust and of the Acquiring Fund, and F/m Funds Trust Board and committees of F/m Funds Trust Board.

(m) F/m Funds Trust and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(n) F/m Funds Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

5. COVENANTS

M3Sixty Funds Trust, on behalf of the Target Fund, and F/m Funds Trust, on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1. The Target Fund and the Acquiring Fund will each operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2. M3Sixty Funds will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, M3Sixty Funds shall (a) distribute to the Target Fund Shareholders, on a

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pro rata basis within the share class, the class of Acquiring Fund Shares received by M3Sixty Funds Trust on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Delaware law and (b) terminate the Target Fund as a series of M3Sixty Funds as described in paragraph 1.4. In the event that the Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under M3Sixty Funds’ Declaration, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3. The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. M3Sixty Funds Trust on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5. Subject to the provisions of this Agreement, M3Sixty Funds Trust on behalf of the Target Fund, and F/m Funds Trust, on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. F/m Funds Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). M3Sixty Funds Trust on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be reasonably requested by F/m Funds Trust for the preparation of the Registration Statement.

5.7. M3Sixty Funds Trust on behalf of the Target Fund, and F/m Funds Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. M3Sixty Funds and F/m Funds Trust shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.8. M3Sixty Funds Trust on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as F/m Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm F/m Funds Trust’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.9. F/m Funds Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

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5.10. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.11. At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF M3SIXTY FUNDS TRUST ON BEHALF OF THE TARGET FUND

The obligations of M3Sixty Funds Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at M3Sixty Funds’ election, to the following conditions:

6.1. All representations and warranties of F/m Funds Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2. F/m Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by F/m Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3. F/m Funds Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as M3Sixty Funds may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) F/m Funds Trust’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4. F/m Funds Trust, on behalf of the Acquiring Fund, shall have delivered to M3Sixty Funds Trust, on behalf of the Target Fund, a certificate executed in the name of F/m Funds Trust, on behalf of the Acquiring Fund, by F/m Funds Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5. M3Sixty Funds Trust, on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from F/m Funds Trust the number of full and fractional Acquiring Fund Shares of the class equal in

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value to the value of the class of the Target Fund as of the time and date set forth in paragraph 3.1.

6.6. F/m Investments shall have paid all expenses related to the reorganization, as required under Section 9.2, and any costs related to the closing of the Trust. The closing costs will be held in escrow and any unused portion will be returned to F/m Investments.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF F/M FUNDS TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of F/m Funds Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at F/m Funds Trust’s election, to the following conditions:

7.1. All representations and warranties of M3Sixty Funds Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2. M3Sixty Funds Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by M3Sixty Funds Trust on behalf of the Target Fund, on or before the Closing Date.

7.3. M3Sixty Funds Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of M3Sixty Funds Trust on behalf of the Target Fund. M3Sixty Funds Trust, on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4. M3Sixty Funds Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of M3Sixty Funds Trust, on behalf of the Target Fund, by M3Sixty Funds’ President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of F/m Funds Trust, the Acquiring Fund, M3Sixty Funds Trust and the Target Fund are subject to the further conditions that on or before the Closing Date:

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8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Declaration, the Bylaws, and Delaware law, as applicable, and certified copies of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, M3Sixty Funds Trust may not waive the condition set forth in this paragraph 8.1.

8.2. The Agreement, the transactions contemplated herein, and the filing of the Proxy Statement shall have been approved by F/m Funds Trust Board and the Agreement, the transactions contemplated herein, and the filing of the Proxy Statement shall have been approved by the M3Sixty Funds Trust Board, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by M3Sixty Funds Trust, on behalf of the Target Fund, and F/m Funds Trust, on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Target Fund.

8.5. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6. No litigation or administrative proceeding or investigation before any court or governmental body is presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.7. With respect to the Reorganization, M3Sixty Funds Trust, on behalf of the Target Fund, and F/m Funds Trust, on behalf of the Acquiring Fund, shall have received a favorable opinion of Sullivan & Worcester LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations

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promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) That no gain or loss will be recognized by the Target Fund on the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders;

(c) The tax basis in the hands of the Acquiring Fund of the Assets will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer thereof;

(d) The holding period of the Assets in the hands of the Acquiring Fund will include in the instance the period during which such Assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that the Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and

(h) A Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange.

(i) For purposes of section 381, the Acquiring Fund will be treated just as the Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in the Acquiring Fund’s first taxable year that ends after the Reorganization.

The parties acknowledge that the opinion will be based on certain factual certifications made by M3Sixty Funds Trust and F/m Funds Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization

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will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.8. With respect to the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, Rule 12b-1 plans, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.9. Prior to the Closing, F/m Investments LLC or an affiliate shall have arranged for insurance in favor of the M3Sixty Funds Trust Board for expenses, losses, claims, damages, and liabilities that relate to periods prior to the Closing Date upon such terms as may be reasonably acceptable to the M3Sixty Funds Trust Board.

8.10. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1 and 8.7) may be jointly waived by the M3Sixty Funds Trust Board, and F/m Funds Trust Board, if, in the judgment of the M3Sixty Funds Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of F/m Funds Trust Board, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.

8.11. All of the conditions to the closing of the transactions contemplated by the Purchase shall be satisfied or waived.

9. BROKER FEES AND EXPENSES

9.1. F/m Funds Trust, on behalf of the Acquiring Fund, and M3Sixty Funds Trust, on behalf of the Target Fund, represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. M3Sixty Funds Trust, the Target Fund, F/m Funds Trust and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement. The expenses relating to the proposed Reorganization contemplated by this Agreement (including if the Reorganization is not consummated for any reason) will be borne by F/m Investments, LLC. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus/proxy statement, legal fees including fees of the counsel to M3Sixty Funds Trust, audit and accounting fees, securities registration fees; solicitation costs of the transactions; service provider conversion and termination fees; and (g) any costs associated with meetings of each trust’s Board of Trustees relating to the transactions contemplated herein..

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the Target Fund’s or Acquiring Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the

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Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

F/m Investments, LLC shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this section 9.2 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

9.3. At the Closing, F/m Investments, LLC shall pay the estimated costs of the Reorganization to be paid by it pursuant to section 9.2, and any remaining balance within 30 days after the Closing.

10. ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1. F/m Funds Trust and M3Sixty Funds Trust agree that neither has made any representation, warranty, or covenant, on behalf of either the Acquiring Fund or Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. Representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

11.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the M3Sixty Funds Trust Board or F/m Funds Trust Board, at any time prior to the Closing Date, if circumstances should develop that, in the sole opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a) by the written consent of the parties;

(b) by M3Sixty Funds Trust (i) following a material breach by F/m Funds Trust of any of its representations, warranties or covenants contained in this Agreement, provided that F/m Funds Trust shall have been given the lesser of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 P.M. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; (ii) upon the occurrence of an event which has a material adverse effect upon F/m Funds Trust or the Acquiring Fund; or (iii) failure by F/m Investments to meet its obligations under this Agreement, including payment of any expenses under Sections 9.2 and 9.3; or

(c) by F/m Funds Trust (i) following a material breach by M3Sixty Funds Trust of any of its representations, warranties or covenants contained in this Agreement, provided that

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M3Sixty Funds Trust shall have been given the lessor of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 P.M. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon M3Sixty Funds Trust or a Target Fund.

11.2. If a party terminates this Agreement in accordance with this Section 11, other than a termination under Section 11.1(b) or (c) in connection with a willful default, there shall be no liability for damages on the part of any party, or the trustees, directors, or officers of such party. In the event of a termination under Section 11.1(b) or (c) in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive.

11.3. At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either M3Sixty Funds Trust or F/m Funds Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12. AMENDMENTS

12.1. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of M3Sixty Funds Trust and F/m Funds Trust; provided, however, that following the meeting of the Target Fund Shareholders called by M3Sixty Funds Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

13.1. Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

F/m Funds Trust
3050 K Street, N.W., Suite 201

Washington, DC 20007
Attention: Matthew Swendiman

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To the Target Fund:

M3Sixty Funds Trust
4300 Shawnee Parkway, Suite 100

Fairway, Kansas 66205
Attention: President

14. PUBLICITY/CONFIDENTIALITY

14.1. Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2. Confidentiality. (a) M3Sixty Funds Trust, the Target Fund, F/m Funds Trust, the Acquiring Fund, and F/m Investments, LLC (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, judicial, or administrative order, subpoena, discovery request, regulatory request, regulatory examination, or similar method (ii) where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement, or as otherwise disclosed in connection with this Agreement; (iii) if required by court order or decree or applicable law; (iv) if it is publicly available through no act or failure to act of such party; (v) it if was already known to such party on a non-confidential basis on the date of receipt; (vi) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, M3Sixty Funds Trust, the Target Fund, F/m Funds Trust, the Acquiring Fund, and F/m Investments LLC agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or

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in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; (v) to governmental or regulatory bodies, judicial, or administrative order, subpoena, discovery request, regulatory request, regulatory examination, or similar method or (v) if it is otherwise contemplated by this Agreement.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, any of which shall be deemed an original.

15.3. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware without regard to its principles of conflicts of laws.

15.4. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5. Consistent with its Declaration and notwithstanding anything to the contrary contained in this Agreement or any confirmation or other document issued or delivered in connection with any Transaction, the obligations of M3Sixty Funds Trust including any amounts owed or liabilities incurred, with respect to the Target Fund, entered into in the name or on behalf of M3Sixty Funds Trust by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of M3Sixty Funds Trust personally, but bind only the assets of M3Sixty Funds Trust belonging to the Target Fund and not from any other assets of the M3Sixty Funds Trust and all persons dealing with any series or funds of M3Sixty Funds Trust must look solely to the assets of Target Fund. All references to M3Sixty Funds Trust shall be understood as references to the Trust acting on behalf of the Target Fund. A copy of the Trust’s Declaration of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that neither this Agreement nor any other Contract is binding upon any of the trustees, officers, or shareholders of the Trust individually.

15.6. Consistent with F/m Funds Trust Declaration, the obligations of F/m Funds Trust with respect to the Acquiring Fund, entered into in the name or on behalf of F/m Funds Trust by any of its Trustees, officers, employees or agents are made not individually, but

A-21

in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of F/m Funds Trust personally, but bind only the assets of F/m Funds Trust belonging to the Acquiring Fund, and all persons dealing with any series or funds of F/m Funds Trust must look solely to the assets of F/m Funds Trust belonging to such series or fund for the enforcement of any claims against F/m Funds Trust.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized officer.

F/M FUNDS TRUST

on behalf of F/m Investments Large Cap Focused Fund

By: ________________________________

M3SIXTY FUNDS TRUST

on behalf of F/m Investments Large Cap Focused Fund

By: _________________________________

F/M INVESTMENTS, LLC

Solely for purposes of paragraphs 8.9, 9.2, 9.3, 14, and 15 of the Agreement

By: ____________________________________

A-22

SCHEDULE A

Target Fund and Share Class	Acquiring Fund and Share Class
F/m Investments Large Cap Focused Fund Series of M3Sixty Funds Trust Investor Class Shares	F/m Investments Large Cap Focused Fund Series of F/m Funds Trust Investor Class Shares
F/m Investments Large Cap Focused Fund Series of M3Sixty Funds Trust Institutional Class Shares	F/m Investments Large Cap Focused Fund Series of F/m Funds Trust Institutional Class Shares

A-1

APPENDIX B – FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information with respect to the Fund for the fiscal period ended June 30, 2017 was audited by another independent registered public accounting firm, and with respect to the Fund for the fiscal years ended June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021 was audited by BBD, LLP. The report from BBD, LLP, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders and incorporated by reference into the SAI.

F/m Investments Large Cap Focused Fund - Investor Class

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017 (a)

Net Asset Value, Beginning of Year/Period	$15.90	$ 13.42	$12.98	$11.19	$10.00

Investment Operations:			0.05	0.03	0.02
Net investment income (loss)	(0.12)	(0.03)
Net realized and unrealized gain on investments	6.59	3.10	1.05	2.83	1.18
Total from investment operations	6.47	3.07	1.10	2.86	1.20

Distributions:
From net investment income	---	(0.05)	---	(0.04)	(0.01)
From net realized capital gains	(2.41)	(0.54)	(0.66)	(1.03)	-
Total distributions	(2.41)	(0.59)	(0.66)	(1.07)	(0.01)

Net Asset Value, End of Year/Period	$19.96	$15.90	$13.42	$12.98	$11.19

Total Return (b)	42.64%	23.56%	9.42%	26.50%	11.98%(c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	13,643	$ 11,157	$ 9,788	$ 9,462	$ 10

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.41%	1.50%	1.49%	1.76%	3.42%(d)
After fees waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15%	1.15%(d)

Ratio of net investment income (loss):
After fees waived and expenses reimbursed	(0.63%)	(0.24)%	0.36%	0.04%	0.30%(d)

Portfolio turnover rate	195%	139%	230%	221%	286%(c)

(a)	The F/m Investments Large Cap Focused Fund (formerly, the Cognios Large Cap Growth Fund) commenced operations on October 3, 2016.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund's Investor Class, assuming reinvestment of dividends, if any.
(c)	Not annualized.
(d)	Annualized.

B-1

F/m Investments Large Cap Focused Fund - Institutional Class

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017 (a)

Net Asset Value, Beginning of Year/Period	$15.96	$ 13.47	$13.02	$11.20	$10.00

Investment Operations:			0.07	0.04	0.04
Net investment income (loss)	(0.05)	_(b)
Net realized and unrealized gain on investments	6.60	3.11	1.06	2.86	1.17
Total from investment operations	6.55	3.11	1.13	2.90	1.21

Distributions:
From net investment income	---	(0.08)	(0.02)	(0.05)	(0.01)
From net realized capital gains	(2.41)	(0.54)	(0.66)	(1.03)	-
Total distributions	(2.41)	(0.62)	(0.68)	(1.08)	(0.01)

Net Asset Value, End of Year/Period	$20.10	$15.96	$13.47	$13.02	$11.20

Total Return (c)	43.00%	23.84%	9.64%	26.84%	$12.14 (d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$75,757	$ 41,963	$ 35,795	$ 27,001	$ 4,948

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.16%	1.25%	1.24%	1.51%	3.17%(e)
After fees waived and expenses reimbursed	0.90%	0.90%	0.90%	0.90%	0.90%(e)

Ratio of net investment income (loss):
After fees waived and expenses reimbursed	(0.38%)	0.01%	0.61%	0.29%	0.55%(e)

Portfolio turnover rate	195%	139%	230%	221%	286%(d)

(a)	The F/m Investments Large Cap Focused Fund (formerly, the Cognios Large Cap Growth Fund) commenced operations on October 3, 2016.
(b)	Net investment income resulted in less than $0.005 per share.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund's Institutional Class, assuming reinvestment of dividends, if any.
(d)	Not Annualized.
(e)	Annualized.
B-2

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

F/m Investments Large Cap Focused Fund

a series of M3Sixty Funds Trust

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

1-888-553-4233

INTO

F/m Investments Large Cap Focused fund

a series of F/m Funds Trust

225 Pictoria Drive Suite 450

Cincinnati Ohio 45246

 1-800-292-6775

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated September ____, 2021 (the “Proxy Statement”) for the Special Meeting of Shareholders (the “Special Meeting”) of the F/m Investments Large Cap Focused Fund (the “Acquired Fund” or the “Predecessor Fund”), a series of M3Sixty Funds Trust (the “Trust”), to be held at the offices of Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on October 18, 2021 at 10:00 a.m. Eastern time. A copy of the Proxy Statement is available by calling the toll free numbers for the Trusts above .

This SAI relates specifically to the proposed reorganization of the Acquired Fund into F/m Investments Large Cap Focused Fund (the “Acquiring Fund”), a newly created series of F/m Funds Trust (the “Reorganization”). This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.      The Prospectus and Statement of Additional Information of the Acquired Fund dated October 28, 2020 (filed via EDGAR on October 28, 2020, Accession No. 0001387131-20-009366), as amended on July 28, 2021 (filed via EDGAR on July 28, 2021, Accession No. 0001387131-21-007741), SEC File Nos. 333-206491 and 811-23089;

2.      The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended June 30, 2021 (filed via EDGAR on September 7, 2021, Accession No. 0001387131-21-009259), SEC File No. 811-23089; and

3.      The Prospectus and Statement of Additional Information of the Acquiring Fund dated September 9, 2021 (filed via EDGAR on September 9, 2021, Accession No. 0001580642-21-004359), SEC File Nos. 333-180717 and 811-22691, as supplemented September 9, 2021.

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Acquired Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

A copy of the Proxy Statement may be obtained without charge by calling or writing to the Trust or the F/m Funds Trust at the telephone numbers or addresses set forth above.

F/M FUNDS TRUST

PART C

OTHER INFORMATION

Item 15. Indemnification.

Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Paragraphs 8 and 9 of the Registrant’s Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides for indemnification as follows:

8.	Indemnification of Trust.

 Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA. The Distributor will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Distributor's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

9.	Indemnification of Distributor.

The Trust agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or gross negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

In order that the indemnification provisions contained in this Paragraph 9 shall apply, it is understood that if in any case the Trust may be asked to indemnify Distributor or any other person or hold Distributor or any other person harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that Distributor will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust. The Trust shall have the option to defend Distributor and any such person against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify Distributor, and neither Distributor nor any such person shall in such situation initiate further legal or other expenses for which it shall seek indemnification under this Paragraph 9. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party, whose approval shall not be unreasonably withheld, as long as the Trust is conducting a good faith and diligent defense. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it. Distributor shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify Distributor or any such person except with the Trust's written consent.

Notwithstanding any other provision of this Agreement, Distributor shall be entitled to receive and act upon advice of counsel (who may be counsel for the Trust or its own counsel) and shall be without liability for any action reasonably taken or thing reasonably done pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations.

Item 16. Exhibits

1.	Agreement and Declaration of Trust— Incorporated herein by reference to original Registration Statement filed on April 13, 2012.

2.	By-laws—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 filed on December 29, 2016.

3.	Not applicable.

4.	Form of Agreement and Plan of Reorganization. Appendix A to the Prospectus contained in Part A of this Registration Statement.

5.	Instruments Defining Rights of Security Holders— Incorporated by reference to the Agreement and Declaration of Trust and By-laws of Registrant as set forth in Exhibits 1 and 2.

6(a)(i).	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

6(a)(ii).	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Short Duration Bond Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

6(a)(iii).	Advisory Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Short Duration High Yield Credit Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

6(a)(iv).	Form of Advisory Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.
6(b)(i).

Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Fixed Income Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

6(b)(ii).	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration Bond Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

6(b)(iii).	Sub-Advisory Agreement among Oakhurst Capital Management, LLC and F/m Investments, LLC, on behalf of Oakhurst Short Duration High Yield Credit Fund - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

7(a).	Distribution Agreement with Ultimus Fund Distributors, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

7(b).	Form of Selling Agreement for Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

8.	Not applicable.

9(a).	Custody Agreement with US Bank, N.A. — Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 filed on August 31, 2012.

9(b).	First Amendment to Custody Agreement — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015.

9(c).	Second Amendment to Custody Agreement — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015.

10(a).	Rule 12b-1 Plan—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 16, 2015.

10(b).	Rule 18f-3 Plan—Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on September 16, 2015.

11.	Legal Opinion and consent as to shares of the Large Cap Focused Fund – Filed herewith.

12.	Tax opinion and consent of Sullivan & Worcester LLP – To be filed in a subsequent post-effective amendment.

13(a)(i).	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of Oakhurst Fixed Income Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

13(a)(ii).	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration Bond Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

13(a)(iii).	Expense Limitation Agreement with Oakhurst Capital Management, LLC on behalf of the Oakhurst Short Duration High Yield Credit Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

13(a)(iv).	Form of Expense Limitation Agreement with F/m Investments, LLC on behalf of Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 23 filed on September 9, 2021.

13(b)(i).	Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015.

13(b)(ii).	Amendment to Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018.

13(b)(iii).	Amendment No. 2 to Administration Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 17 filed December 18, 2019.

13(b)(iv).	Amendment No. 3 to Administration Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

13(c)(i)	Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015.

13(c)(ii).	Amendment to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018.

13(c)(iii).	Amendment No. 2 to Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

13(d)(i).	Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 1, 2015.

13(d)(ii).	Amendment to Fund Accounting Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on December 20, 2018.

13(d)(iii).	Amendment No. 2 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC- Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 20 filed on December 29, 2020.
13(d)(iv).	Amendment No. 3 to Fund Accounting Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

13(e)(i).	Engagement Letter for Compliance Services – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on June 15, 2021.

14.	Consent of BBD, LLP with respect to F/m Investments Large Cap Focused Fund, a series of M3Sixty Funds Trust – Filed herewith.

15.	Not applicable.

16.	Powers of Attorney for Debra McGinty-Poteet, Keith Wirtz and John Hildebrand – Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 filed on August 11, 2021.

17.	Form of Proxy Card for F/m Investments Large Cap Focused Fund – Incorporated herein by reference to Registrant’s Registration Statement on Form N-14 filed on August 11, 2021.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed on behalf of the Registrant, in the District of Columbia on the 17th day of September, 2021.

F/m Funds Trust

By:	/s/ Alexander Morris
Alexander Morris
President

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Alexander Morris	President & Trustee	September 17 , 2021
Alexander Morris	(Chief Executive Officer)

/s/ Theresa M. Bridge	Treasurer (Chief Financial	September 17 , 2021
Theresa M. Bridge	Officer and Principal Accounting Officer)

*	Trustee	September 17 , 2021
Debra L. McGinty-Poteet

*	Trustee	September 17 , 2021
E. Keith Wirtz

*	Trustee	September 17 , 2021
John R. Hildebrand

/s/ Alexander Morris
Alexander Morris Attorney-in-fact* September 17 , 2021

EXHIBIT INDEX

11	Legal Opinion and consent as to shares of the Large Cap Focused Fund
14	Consent of BBD, LLP with respect to F/m Investments Large Cap Focused Fund, a series of M3Sixty Funds Trust